UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  January 24, 2017

CANNASYS, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-54476	88-0367706
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation or organization)		Identification No.)

1350 17th Street, Suite 150
Denver, Colorado		80202
(Address of principal executive offices)		(Zip code)

Registrant's telephone number, including area code:		Phone: (720) 420-1290

n/a
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.02—UNREGISTERED SALES OF EQUITY SECURITIES

Between January 20 and January 30, 2017, CannaSys, Inc. issued 119,700,000 shares of its common stock to two investors pursuant to the terms of their respective outstanding convertible promissory notes. The convertible promissory notes were issued in reliance on the exemption from registration provided in Section 4(a)(2) of the Securities Act of 1933, as amended, for transactions not involving any public offering. Each of the investors is either an "accredited investor" as defined in Rule 501(a) of Regulation D or a sophisticated investor able to bear the risks of the investment. No underwriter participated in the offer and sale of these securities, and no commission or other remuneration was paid or given directly or indirectly in connection therewith.

The following table reflects the amounts of principal converted, and the corresponding number of shares issued, in connection with outstanding convertible promissory notes:

Date	Note Holder	Price	Shares Issued	Amount Converted

01/24/2017	Kodiak Capital Group LLC	$0.0004	77,000,000	$30,800.00
01/30/2017	Auctus Fund LLC	0.0004	42,700,000	17,080.00
			119,700,000	$47,880.00

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CANNASYS, INC.

Dated: January 30, 2017	By:	/s/ Michael A. Tew
Michael A. Tew, Chief Executive Officer